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                                               SECURITIES ACT FILE NO. 333-59745
                                INVESTMENT COMPANY ACT OF 1940 FILE NO. 811-8895

                 ING FIXED INCOME FUNDS AND MONEY MARKET FUNDS

                        SUPPLEMENT DATED MARCH 18, 2003
                           TO THE CLASS Q PROSPECTUS
                            DATED SEPTEMBER 23, 2002

EFFECTIVE APRIL 1, 2003, THE FOLLOWING INFORMATION REPLACES THE INFORMATION CONTAINED ON PAGES 10 AND 11 OF THE ING FIXED INCOME FUNDS CLASS Q PROSPECTUS.

                                                          WHAT YOU PAY TO INVEST
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[PENNY GRAPHIC]
       There are two types of fees and expenses when you invest in mutual funds: fees, including sales charges, you pay directly when you buy or sell shares; and operating expenses paid each year by the fund. The table below shows the fees and expenses for Class Q shares of the ING Funds. FEES YOU PAY DIRECTLY

                                                              CLASS Q
---------------------------------------------------------------------
 MAXIMUM SALES CHARGE ON YOUR INVESTMENT (AS A % OF OFFERING
  PRICE)                                                       none
 MAXIMUM DEFERRED SALES CHARGE (AS A % OF PURCHASE OR SALES
  PRICE, WHICHEVER IS LESS)                                    none



OPERATING EXPENSES PAID EACH YEAR BY THE FUNDS(1)
(as a % of average net assets)

                                                                           TOTAL          WAIVERS,
                                                                           FUND        REIMBURSEMENTS
                                  MANAGEMENT    SERVICE     OTHER        OPERATING          AND             NET
FUND                                 FEE         FEES      EXPENSES      EXPENSES      RECOUPMENT(2)      EXPENSES
------------------------------------------------------------------------------------------------------------------
 GNMA Income                %        0.51        0.25        0.36(3)       1.12             0.00            1.12
 High Yield Opportunity     %        0.60        0.25        0.39(3)(4)    1.24(4)         -0.04            1.20(4)
 Strategic Bond             %        0.45        0.25        0.48(3)       1.18            -0.13            1.05

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(1) This table shows the estimated operating expenses for Class Q shares of each
    Fund as a ratio of expenses to average daily net assets. These estimated expenses, unless otherwise noted, are based on each Fund's actual operating expenses for its most recently completed fiscal year.

(2) ING Investments, LLC (ING), investment adviser to each Fund, has limitation agreements with each Fund which it advises, under which it will limit expenses of the Fund, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by ING within three years. The amount of each Fund's expenses waived, reimbursed or recouped during the last fiscal year by ING is shown under the heading "Waivers, Reimbursements and Recoupment." For each Fund, the expense limit will continue through at least March 31, 2004. The expense limitation agreements are contractual and shall renew automatically for one-year terms unless ING provides written notice of the termination of the expense limitation at least 90 days prior to the end of the term or upon termination of the investment management agreement.

(3) ING Funds Services, LLC receives an annual administration fee equal to 0.10% of average daily net assets.

(4) Excludes one-time merger fees of 0.05% for Class Q incurred in connection with the merger of other investment companies into the High Yield

    Opportunity Fund.

[PENNY GRAPHIC]


EXAMPLES

The examples that follow are intended to help you compare the cost of investing in the ING Funds with the cost of investing in other mutual funds. Each example assumes that you invested $10,000, reinvested all your dividends, the Fund earned an average annual return of 5%, and annual operating expenses remained at the current level. Keep in mind that this is only an estimate -- actual expenses and performance may vary.

CLASS Q

FUND                                                                 1 YEAR     3 YEARS     5 YEARS     10 YEARS
----------------------------------------------------------------------------------------------------------------
 GNMA Income                                                    $     114         356         617        1,363
 High Yield Opportunity                                         $     122         389         677        1,496
 Strategic Bond                                                 $     107         362         636        1,420

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE